UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2014 (November 17, 2014)

ARC Realty Finance Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55188	46-1406086
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue

New York, New York 10022

(Address, including zip code, of Principal Executive Offices)

Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Nicholas S. Schorsch as Chief Executive Officer and Appointments of Peter M. Budko as Chief Executive Officer, Donald MacKinnon as President and Nicholas Radesca as Secretary

On November 17, 2014, Nicholas S. Schorsch resigned from his role as chief executive officer of ARC Realty Finance Trust, Inc. (the “Company”), effective as of that same date. Mr. Schorsch did not resign pursuant to any disagreement with the Company. Mr. Schorsch also resigned from his role as chief executive officer of the Company’s advisor. Simultaneously with Mr. Schorsch’s resignation from his role as chief executive officer of the Company, the Company’s board of directors appointed Peter M. Budko, currently the president and secretary of the Company, to serve as the Company’s chief executive officer. In light of his appointment as chief executive officer of the Company, Mr. Budko resigned from his roles as president and secretary of the Company. Mr. Budko did not resign pursuant to any disagreement with the Company. Mr. Budko will also replace Mr. Schorsch as chief executive of the Company’s advisor. In light of his appointment as chief executive officer of the Company’s advisor, Mr. Budko also resigned from his roles as president and secretary of the Company’s advisor.

Simultaneously with Mr. Budko’s resignation from his roles as president and secretary of the Company, the Company’s board of directors appointed Donald MacKinnon, currently the chief operating officer of the Company, to serve as the Company’s president. Mr. MacKinnon will also continue to serve in his role as chief operating officer of the Company. Mr. MacKinnon will also replace Mr. Budko as president of the Company’s advisor, and will continue to serve in his role as chief operating officer of the Company’s advisor.

Also simultaneously with Mr. Budko’s resignation from his roles as president and secretary of the Company, the Company’s board of directors appointed Nicholas Radesca, currently the chief financial officer and treasurer of the Company, to serve as the Company’s secretary. Mr. Radesca will also continue to serve in his roles as chief financial officer and treasurer of the Company. Mr. Radesca will also replace Mr. Budko as secretary of the Company’s advisor, and will continue to serve in his roles as chief financial officer and treasurer of the Company’s advisor.

There are no related party transactions involving Messrs. Budko, MacKinnon or Radesca that are reportable under Item 404(a) of Regulation S-K.

Peter M. Budko, 54, had served as president and secretary of the Company and the Company’s advisor since January 2013, and had previously served as executive vice president of the Company and the Company’s advisor from their formation in November 2012 until January 2013. Mr. Budko was appointed as a director of the Company in January 2013. Mr. Budko has been an executive officer of American Realty Capital – Retail Centers of America II, Inc. (“ARC RCA II”) and the ARC RCA II advisor since their formation in April 2014. Mr. Budko has served as executive vice president and chief investment officer of American Realty Capital Trust, Inc. (“ARCT”), the ARCT advisor and the ARCT property manager from their formation in 2007 through March 2012. Mr. Budko has also served as executive vice president and chief operating officer of New York REIT, Inc. (“NYRT”), the NYRT property manager and the NYRT advisor since their formation in October 2009. Mr. Budko has served as executive vice president and chief investment officer of the Phillips Edison-ARC Shopping Center REIT Inc. (“PE-ARC”) advisor since its formation in December 2009. Mr. Budko has served as executive vice president and chief investment officer of American Realty Capital – Retail Centers of America, Inc. (“ARC RCA”) and the ARC RCA advisor since their formation in July 2010 and May 2010, respectively. Mr. Budko has served as executive vice president and chief investment officer of American Realty Capital Healthcare Trust, Inc. (“ARC HT”), the ARC HT advisor and the ARC HT property manager since their formation in August 2010. Mr. Budko served as an executive officer of American Realty Capital Trust III, Inc. (“ARCT III”), the ARCT III advisor and the ARCT III property manager from their formation in October 2010 until the close of ARCT III’s merger with American Realty Capital Properties, Inc. (“ARCP”) in February 2013. Mr. Budko has served as an executive officer of American Realty Capital Global Trust, Inc. (“ARC Global”), the ARC Global advisor and the ARC Global property manager since their formation in July 2011, July 2011 and January 2012, respectively. Mr. Budko has served as an executive officer of Business Development Corporation of America (“BDCA”) and the BDCA advisor since their formation in May 2010 and June 2010, respectively. Mr. Budko has served as executive vice president and chief investment officer of American Realty Capital Daily Net Asset Value Trust, Inc. (“ARC DNAV”), the ARC DNAV advisor and the ARC DNAV property manager since their formation in September 2010. Mr. Budko also has been executive vice president and chief investment officer of ARCP and the ARCP advisor since their formation December 2010 and November 2010, respectively. He has also served as executive vice president and chief investment officer of American Realty Capital Trust IV, Inc. (“ARCT IV”), the ARCT IV advisor and the ARCT IV property manager since their formation in February 2012. Mr. Budko has served as the executive vice president of American Realty Capital Healthcare Trust II, Inc. (“ARC HT II”), the ARC HT II advisor and the ARC HT II property manager since their formation in October 2012. Mr. Budko has served as executive vice president and chief investment officer of American Realty Capital Trust V, Inc. (“ARCT V”), the ARCT V advisor and the ARCT V property manager since their formation in January 2013. Mr. Budko has served as executive vice president and chief investment officer of the Phillips Edison-ARC Grocery Center REIT II, Inc. (“PE-ARC II”) advisor since its formation in July 2013. Mr. Budko has served as executive officer of American Realty Capital Global Trust II, Inc. (“ARC Global II”), the ARC Global II advisor and the ARC Global II property manager since their formation in April 2014. Mr. Budko has served as an executive officer of Business Development Corporation of America II (“BDCA II”) and the BDCA II advisor since their formation in April 2014 and June 2014, respectively. Mr. Budko has served as chief investment officer and director of RCS Capital Corporation (“RCAP”) since February 2013. From January 2007 to July 2007, Mr. Budko was chief operating officer of an affiliated American Realty Capital real estate investment firm. Mr. Budko founded and formerly served as managing director and group head of the Structured Asset Finance Group, a division of Wachovia Capital Markets, LLC (“Wachovia”) from 1997 until 2006. The Structured Asset Finance Group structures and invests in real estate that is net leased to corporate tenants. While at Wachovia, Mr. Budko acquired over $5 billion of net leased real estate assets. From 1987 until 1997, Mr. Budko worked in the Corporate Real Estate Finance Group at NationsBank Capital Market (predecessor to Bank of America Securities), becoming head of the group in 1990. Mr. Budko received a B.A. in physics from the University of North Carolina.

Donald MacKinnon, 50, has served as the chief operating officer of the Company and the Company’s advisor since January 2013. From May 2011 through December 2012, Mr. MacKinnon served as senior vice president and head of High Yield Portfolio Management for Cole Real Estate Investments, Inc., or Cole, where he invested approximately $350 million in credit sensitive commercial mortgage-backed securities (“CMBS”) and mezzanine loans for Cole. From July 2008 to March 2011, Mr. MacKinnon was a partner with EndPoint Financial, LLC where he provided CMBS advisory and real estate workout services. From January 2004 through March 2007, Mr. MacKinnon was a managing director at Nomura Securities International (“Nomura”) where he managed the North American Structured Credit Trading businesses including commercial real estate and asset backed securities. Prior to joining Nomura, Mr. MacKinnon served as president and chief executive officer of REALM, Inc. (“REALM”), a privately owned real estate software and services company primarily owned by Hicks Muse Tate and Furst, CMGI and T.H. Lee Putnam Equity Partners. Prior to REALM, Mr. MacKinnon was co-head and co-founder of the Commercial Mortgage Group and Manager of the European Asset Securitization Group at Donaldson Lufkin & Jenrette (“DLJ”). Prior to joining DLJ in 1992, Mr. MacKinnon worked in the Real Estate Finance Group at Salomon Brothers, Inc. on a variety of commercial real estate debt and equity transactions. Mr. MacKinnon also served on the Board of Directors for CRIIMI Mae, Inc. (NYSE: “CMM”) from 2001 to 2003. Mr. MacKinnon graduated Summa Cum Laude from Ohio Wesleyan University and holds a B.A. in economics, as well as an M.B.A. from the Harvard Business School.

Nicholas Radesca, 49, Mr. Radesca has served as chief financial officer and treasurer of the Company and the Company’s advisor since January 2013. Mr. Radesca has served as chief financial officer of ARC RCA II and the ARC RCA II advisor since May 2014. Mr. Radesca has also served as the chief financial officer and treasurer of American Energy Capital Partners, LP’s general partner since October 2013. Mr. Radesca has served as chief financial officer of American ARC DNAV, the ARC DNAV advisor and the ARC DNAV property manager since January 2014. In addition, Mr. Radesca has served as chief financial officer of ARCT V, the ARCT V advisor and the ARCT V property manager since January 2014. Mr. Radesca has also served as chief financial officer and treasurer of BDCA and the BDCA advisor since February 2013. Mr. Radesca was appointed as secretary of BDCA in June 2013. Mr. Radesca has also served as chief financial officer of ARC Global II, the ARC Global II advisor and the ARC Global II property manager since May 2014. Mr. Radesca has also served as the interim chief financial officer of ARC Global, the ARC Global advisor and the ARC Global property manager, the interim chief financial officer, treasurer and secretary of American Realty Capital Hospitality Trust, Inc. (“ARC HOST”), the ARC HOST advisor and the ARC HOST property manager and the interim chief financial officer of ARC RCA and the ARC RCA advisor since May 2014. Prior to joining American Realty Capital in December 2012, Mr. Radesca was employed by Solar Capital Management, LLC, from March 2008 to May 2012, where he served as the chief financial officer and corporate secretary for Solar Capital Ltd. and its predecessor company, and Solar Senior Capital Ltd., both of which are publicly traded business development companies. From 2006 to February 2008, Mr. Radesca served as the chief accounting officer at iStar Financial Inc. (“iStar”), a publicly traded commercial REIT, where his responsibilities included overseeing accounting, tax and SEC reporting. Prior to iStar, Mr. Radesca served in various senior accounting and financial reporting roles at Fannie Mae, Del Monte Foods Company, Providian Financial Corporation and Bank of America. Mr. Radesca has more than 20 years of experience in financial reporting and accounting and is a licensed certified public accountant in New York and Virginia. Mr. Radesca holds a B.S. in accounting from the New York Institute of Technology and an M.B.A. from the California State University, East Bay.

Appointment of William M. Kahane as Director, Resignations of Nicholas S. Schorsch, Peter M. Budko and Leslie D. Michelson as Directors and Reduction in Board Size

On November 19, 2014, Messrs. Schorsch, Budko and Leslie D. Michelson each resigned as a member of the board of directors of the Company. None of Messrs. Schorsch, Budko or Michelson resigned pursuant to any disagreement with the Company. Mr. Michelson served as an independent director and as a member of the audit committee since January 2013.

Simultaneously with the resignations of Messrs. Schorsch, Budko and Michelson, the Company’s board of directors took action to reduce the number of directors constituting the entire board to three directors pursuant to Article III, Section 2 of the Company’s bylaws, with such reduction in size of the board being effective immediately following the resignations of Messrs. Schorsch, Budko and Michelson.

Also simultaneously with the resignations of Messrs. Schorsch, Budko and Michelson, the board of directors of the Company appointed William M. Kahane as a member of the board of directors in accordance with the terms of the Company’s bylaws.

William M. Kahane, 66, has served as president, chief operating officer, treasurer and secretary of ARC DNAV, the ARC DNAV advisor and the ARC DNAV property manager since November 2014, and had previously served as an executive officer and director of ARC DNAV, the ARC DNAV advisor and the ARC DNAV property manager from their formation in September 2010 until March 2012. Mr. Kahane has served as president, chief operating officer, treasurer and secretary of ARCT V, the ARCT V advisor and the ARCT V property manager since November 2014. Mr. Kahane has served as chief executive officer of AR Capital Acquisition Corp. since August 2014. Mr. Kahane has served as president, chief operating officer, treasurer and secretary of ARC Global, the ARC Global advisor and the ARC Global property manager since October 2014. Mr. Kahane has served as president, chief operating officer, treasurer and secretary of ARC Global II, the ARC Global II advisor and the ARC Global II property manager since October 2014. Mr. Kahane has served as chief executive officer and president of ARC HOST since August 2013. Mr. Kahane has served as co-chief executive officer of the ARC HOST advisor and chief executive officer of the ARC HOST property manager since August 2013. Mr. Kahane has served as a member of the board of managers of the ARC HOST sub-property manager since August 2013. Mr. Kahane has served as a director of ARC RCA since its formation in July 2010 and also served as an executive officer of ARC RCA and the ARC RCA advisor from their respective formations in July 2010 and May 2010 until March 2012, and in November 2014, Mr. Kahane was appointed as president, chief operating officer, treasurer and secretary of ARC RCA and the ARC RCA advisor. Mr. Kahane has served as president, chief operating officer, treasurer and secretary of ARC RCA II and the ARC RCA II advisor since November 2014. Mr. Kahane served as a director of ARCP from February 2013 to June 2014. He also served as a director and executive officer of ARCP from December 2010 until March 2012. Additionally, Mr. Kahane served as an executive officer of ARCP’s former manager from November 2010 until March 2012. Mr. Kahane served as an executive officer of ARCT, the ARCT advisor and the ARCT property manager from their formation in August 2007 until the close of ARCT’s merger with Realty Income Corporation in January 2013. He also served as a director of ARCT from August 2007 until January 2013. Mr. Kahane has served as a director of PE-ARC since December 2009. Mr. Kahane has also served as a director of NYRT since its formation in October 2009 and also served as president and treasurer of NYRT from its formation in October 2009 until March 2012. Mr. Kahane has served as a director of ARC HT since its formation in August 2010. Mr. Kahane previously served as an executive officer of ARC HT, the ARC HT advisor and the ARC HT property manager from their respective formations in August 2010 until March 2012. Mr. Kahane served as an executive officer of ARCT III, the ARCT III advisor, and the ARCT III property manager from their formation in October 2010 until April 2012. Mr. Kahane has served as a director of ARC HT II since March 2013. Mr. Kahane has served as a director of PE-ARC II since August 2013. Mr. Kahane also has been the interested director of BDCA since its formation in May 2010 and BDCA II since April 2014. Until March 2012, Mr. Kahane was also chief operating officer of BDCA. Mr. Kahane has served as a director of RCAP since February 2013, and served as chief executive officer of RCAP from February 2013 until September 2014. Mr. Kahane has served as a director of Cole Real Estate Income Strategy (Daily NAV), Inc. since February 2014 and served as a director of Cole Credit Property Trust, Inc. from May 2014 until February 2014. Mr. Kahane has served as a member of the investment committee of Aetos Capital Asia Advisors, a $3 billion series of opportunistic funds focusing on assets primarily in Japan and China, since 2008. Mr. Kahane began his career as a real estate lawyer practicing in the public and private sectors from 1974 to 1979 where he worked on the development of hotel properties in Hawaii and California. From 1981 to 1992, Mr. Kahane worked at Morgan Stanley & Co. (“Morgan Stanley”), specializing in real estate, including the lodging sector becoming a managing director in 1989. In 1992, Mr. Kahane left Morgan Stanley to establish a real estate advisory and asset sales business known as Milestone Partners which continues to operate and of which Mr. Kahane is currently the chairman. Mr. Kahane worked very closely with Mr. Schorsch while a trustee at American Financial Realty Trust (“AFRT”) from April 2003 to August 2006, during which time Mr. Kahane served as chairman of the finance committee of AFRT’s board of trustees. Mr. Kahane served as a managing director of GF Capital Management & Advisors LLC (“GF Capital”), a New York-based merchant banking firm, where he directed the firm’s real estate investments, from 2001 to 2003. GF Capital offers comprehensive wealth management services through its subsidiary TAG Associates LLC, a leading multi-client family office and portfolio management services company with approximately $5 billion of assets under management. Mr. Kahane also was on the board of directors of Catellus Development Corp., a NYSE growth-oriented real estate development company, where he served as chairman. Mr. Kahane received a B.A. from Occidental College, a J.D. from the University of California, Los Angeles Law School and an MBA from Stanford University’s Graduate School of Business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARC REALTY FINANCE TRUST, INC.

Date: November 20, 2014	By:	/s/ Peter M. Budko
Peter M. Budko
Chief Executive Officer